UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2021

ALIGN TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-32259	94-3267295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

410 North Scottsdale Road, Suite 1300 Tempe, Arizona 85281
(Address of Principal Executive Offices) (Zip Code)
(408) 470-1000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	ALGN	The NASDAQ Stock Market LLC
(NASDAQ Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17  CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Align Technology, Inc (the “Company”) held its 2021 Annual Meeting of Stockholders on May 19, 2021 (the “Annual Meeting”). At the Annual Meeting, the Company's stockholders approved an amendment to the Company's 2010 Employee Stock Purchase Plan ("ESPP") increasing the number of shares of common stock issuable thereunder by 2,000,000.

A copy of the ESPP, as amended and restated, is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the stockholders of the Company voted on the following five proposals and cast their votes as described below. For more information about these proposals, see the Company's proxy statement dated April 7, 2021, the relevant portions of which are incorporated herein by reference.

Proposal 1

Proposal to elect the 10 directors named below to serve as directors until the next annual meeting of stockholders or until their respective successors have been duly elected and qualified.

Director Nominee	For	Against	Abstain	Non-Votes
Kevin J. Dallas	66,827,766	161,158	43,463	3,729,979
Joseph M. Hogan	66,449,822	539,954	42,609	3,729,981
Joseph Lacob	57,596,205	9,392,857	43,323	3,729,981
C. Raymond Larkin, Jr.	64,660,735	2,328,256	43,396	3,729,979
George J. Morrow	61,145,402	5,450,042	436,940	3,729,982
Anne M. Myong	66,756,728	234,044	41,616	3,729,978
Andrea L. Saia	65,645,299	952,131	434,957	3,729,979
Greg J. Santora	60,075,369	6,520,129	436,887	3,729,981
Susan E. Siegel	66,764,831	225,762	41,794	3,729,979
Warren S. Thaler	62,462,140	4,526,971	43,275	3,729,980

Proposal 2

Proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

For	Against	Abstain
68,048,355	2,483,082	230,929

Proposal 3

Proposal to ratify an amendment of the Company's bylaws to designate Delaware and the District Courts of the United States as the exclusive forums for adjudication of certain disputes

For	Against	Abstain	Non-Votes
60,233,325	6,598,937	200,122	3,729,982

Proposal 4

Proposal to approve the amendment and restatement of the Company's 2010 Employee Stock Purchase Plan.

For	Against	Abstain	Non-Votes
66,859,921	143,678	28,788	3,729,979

Proposal 5

Proposal to conduct an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers.

For	Against	Abstain	Non-Votes
61,806,435	4,766,858	459,092	3,729,981

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Align Technology, Inc. Amended and Restated 2010 Employee Stock Purchase Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ Julie Coletti
Julie Coletti Senior Vice President, Chief Legal and Regulatory Officer

Date: May 20, 2021